Subsequent Events	12 Months Ended
Mar. 31, 2024
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
18.	SUBSEQUENT EVENTS

The Company has performed an evaluation of subsequent events through the date of the consolidated financial statements which were issued, and determined that no other events that would have required adjustment or disclosure in the consolidated financial statements except for the events mentioned below.

In May 2024, CCSC Interconnect HK ceased to use the BOCHK line of credit including EID facility, revolving credit facility and forex hedging facility as the Company listed on the Nasdaq Capital Market on January 2024 pursuant to the facilities agreement.

In June 2024, CCSC Technology Serbia signed a purchase agreement on real estate with two independent parties, MITIC (Milovan) MIROLJUB and MITIC (Milovan) MIROSLAV to purchase 4 lots of agricultural land located in Serbia. The Company paid full purchase price of EUR482,372 which is equal to $524,965 on June 6, 2024.